UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Spindletop Health Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11

SPINDLETOP HEALTH ACQUISITION CORP.

3571 FAR WEST BLVD., SUITE 108

AUSTIN, TX, 78731

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF SPINDLETOP HEALTH ACQUISITION CORP.

TO BE HELD ON [●], 2022

To the Stockholders of Spindletop Health Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Spindletop Health Acquisition Corp., a Delaware corporation (“Spindletop,” the “Company”, “we” or “us”), will be held on [●], 2022, at [TIME] a.m., Central Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in-person meeting, at https://www.cstproxy.com/spindletophealth/2022, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned (the “Special Meeting”). You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/spindletophealth/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

You are cordially invited to attend the Special Meeting that will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Charter Amendment Proposal — To permit the Company to liquidate and wind up early (“Early Liquidation”) by amending the Company’s Amended and Restated Certificate of Incorporation (“Charter”) in the form set forth in Annex A of the accompanying proxy statement (the “Charter Amendment”) to (i) change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 8, 2023 (the “Original Termination Date”) to the later of (x) [●], 2022 and (y) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”), (ii) change the date by which the Company must consummate an initial business combination or cease all operations except for the purpose of winding up from 24 months from the closing of the Company’s initial public offering to the Amended Termination Date, and (iii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Charter Amendment Proposal”);

2.

Proposal No. 2 —  The Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated November 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

3.

Proposal No. 3 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve the Charter Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Charter Amendment Proposal and Trust Amendment Proposal is to allow Spindletop to return the proceeds of its initial public offering, which were deposited in a trust account (“Trust Account”) established for the benefit of the holders (“Public Stockholders”) of shares of Class A Common Stock initially included in the units sold as part of the initial public offering (the “Public Shares”), to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another [●] months to do so. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A, and amend the Trust Agreement substantially in the form of Annex B and will effect the Early Liquidation as soon as practicable after the Special Meeting.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. The Adjournment Proposal is not conditioned upon the approval of the Charter Amendment Proposal and Trust Amendment Proposal. If the Charter Amendment Proposal and Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% excise tax on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”) (the “1% Excise Tax”) on redemptions by Spindletop of Class A Common Stock in 2023, and the conclusion that it is unlikely that Spindletop would be able to complete an initial business combination before the Original Termination Date, the board of directors of the Company (the “Board”) has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Spindletop and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The Board has fixed the close of business on [●], 2022 (the “Record Date”) as the record date for determining when Spindletop’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting online at [●] for inspection by stockholders for any purpose germane to the Special Meeting.

Pursuant to the Charter, if the Charter Amendment Proposal is approved and implemented, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares by following the procedures described in the accompanying proxy statement, for cash at a per-share redemption price equal to the aggregate amount on deposit in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, divided by the total number of then outstanding Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal and even if they do not hold Public Shares on the Record Date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will have their Public Shares redeemed in conjunction with the Early Liquidation.

On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market. Spindletop cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were [●] issued and outstanding shares of Class A Common Stock and [●] issued and outstanding shares of Class B Common Stock.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the Class B Common Stock, which is held by the Company’s officers and directors and Spindletop Health Sponsor Group, LLC, the Company’s sponsor (our “Sponsor” and collectively, the “Initial Stockholders”), represents [●]% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of the Initial Stockholders, the Company will need [●] Public Shares (or approximately [●]% of the Class A Common Stock) to be voted in favor of the Charter Amendment Proposal and Trust Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Early Liquidation.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. In addition to the shares of the Initial Stockholders, approval of the Adjournment Proposal will require the affirmative vote of at least [●] Public Shares (or approximately [●]% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least [●] Public Shares (or approximately [●]% of the Class A Common Stock) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and Trust Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Enclosed is the proxy statement containing important information about the Special Meeting, the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Spindletop urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your Common Stock, please contact Morrow Sodali LLC, Spindletop’s proxy solicitor, by calling toll free (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing SHCA.info@investor.morrowsodali.com.

This Notice of Special Meeting and the accompanying proxy statement are dated [●], 2022 and are first being mailed to stockholders on or about that date.

By Order of the Board of Directors of

Spindletop Health Acquisition Corp.

Evan S. Melrose
Evan S. Melrose, M.D., MBA,
Chief Executive Officer, Chief Financial Officer and Director
[●], 2022

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [●], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting and the accompanying proxy statement are being made available to stockholders on or about [●], 2022 and are available at https://www.cstproxy.com/spindletophealth/2022.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER [    ], 2022

SPINDLETOP HEALTH ACQUISITION CORP.

3571 Far West Blvd., Suite 108

Austin, TX, 78731

PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2022

You are cordially invited to attend a special meeting of Spindletop Health Acquisition Corp., a Delaware corporation (“Spindletop,” or the “Company”), which will be held on [●], 2022, at [TIME] a.m., Central Time, virtually over the internet via live audio webcast at https://www.cstproxy.com/spindletophealth/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/spindletophealth/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

As more fully described in this proxy statement, which is dated [●], 2022 and is first being mailed to stockholders on or about that date, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Charter Amendment Proposal — To permit the Company to liquidate and wind up early (“Early Liquidation”) by amending the Company’s Amended and Restated Certificate of Incorporation (“Charter”) in the form set forth in Annex A hereto (the “Charter Amendment”) to (i) change the date by which the Company must consummate an initial business combination, from February 8, 2023 (the “Original Termination Date”) to the later of (x) [●], 2022 and (y) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”), (ii) change the date by which the Company must consummate an initial business combination or cease all operations except for the purpose of winding up from 24 months from the closing of the Company’s initial public offering to the Amended Termination Date, and (iii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001 (the “Charter Amendment Proposal”);

2.

Proposal No. 2 —  The Trust Amendment Proposal — to amend the Investment Management Trust Agreement, dated November 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”) to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Company’s initial public offering (the “IPO”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

3.

Proposal No. 3 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal and Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Each of the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Charter currently provides that Spindletop has until the Original Termination Date to complete its initial business combination and, if Spindletop does not complete an initial business combination by 24 months from the closing of the Company’s initial public offering, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Spindletop to return the proceeds of its initial public offering to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another two months to do so. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and amend the Trust Agreement substantially in the form of Annex B and will effect the Early Liquidation as soon as practicable after the Special Meeting.

The Board believes that the current provisions of the Charter described above were included to protect Spindletop’s stockholders from having to sustain their investment for an unreasonably long period if Spindletop were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. The Board has determined it is unlikely Spindletop can complete a business combination by the Original Termination Date due to existing market conditions. The Board further believes that if Spindletop liquidates in 2023, Spindletop’s stockholders’ investment is likely to be affected by the IR Act as it believes there is a significant risk that redemptions of Public Shares by Spindletop in connection such liquidation would be subject to the 1% Excise Tax. Liquidation in 2022 would therefore potentially return more funds to stockholders than a potential liquidation in 2023. Spindletop is not, however, permitted by the Charter to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.

For further details about the reasons for the Charter Amendment Proposal and Trust Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal” of this proxy statement.

The Board has fixed the close of business on [●], 2022 as the Record Date for determining when Spindletop’s stockholders are entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting online at [●] for inspection by stockholders for any purpose germane to the Special Meeting.

Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Public Shares for cash if the Charter Amendment Proposal is approved and implemented, by following the procedures set forth in this proxy statement. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote FOR the Charter Amendment Proposal and even if they do not hold Public Shares on the

Record Date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will have their Public Shares redeemed in conjunction with the Early Liquidation. Stockholders should note that the redemption price calculated in connection with the Charter Amendment Proposal does not take into account up to $100,000 of net interest removed from the Trust Account to pay dissolution expenses upon liquidation. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining stockholders receive in connection with the Early Liquidation, which may result in a per-share redemption price paid to the remaining stockholders in connection with Early Liquidation that is lower than the per-share redemption price paid to stockholders who elect to redeem their public shares in connection with the Charter Amendment Proposal.

On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market. Spindletop cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Record holders of Common Stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were [●] issued and outstanding shares of Class A Common Stock and [●] issued and outstanding shares of Class B Common Stock.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the shares held by Initial Stockholders represent [●]% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of the Initial Stockholders, the Company will only need [●] Public Shares (or approximately [●]% of the Class A Common Stock) to be voted in favor of the Charter Amendment Proposal and Trust Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Early Liquidation.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. In addition to the shares of the Initial Stockholders, approval of the Adjournment Proposal will require the affirmative vote of at least [●] Public Shares (or approximately [●]% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least [●] Public Shares (or approximately [●]% of the Class A Common Stock) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and Trust Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Spindletop of Public Shares in 2023, and the conclusion that it is unlikely that Spindletop would be able to complete an initial business combination before the Original Termination Date the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of Spindletop and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special

Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Special Meeting. Additionally, if you fail to vote, that will have the same effect as a vote AGAINST the Charter Amendment Proposal and Trust Amendment Proposal, but will have no effect on the Adjournment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON [●], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement may constitute “forward-looking statements” for the purposes of the federal securities laws. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this proxy statement are based on Spindletop’s current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Spindletop’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Spindletop does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Spindletop’s ability to complete an initial business combination;

•	the market price and liquidity of the Class A Common Stock;

•	the per-share redemption price of the Public Shares; and

•	the timing of the Early Liquidation and Spindletop’s dissolution and delisting.

While forward-looking statements reflect Spindletop’s good faith beliefs, they are not guarantees of future performance. Spindletop disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Spindletop’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in Spindletop’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2022 and in other reports filed by Spindletop with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Spindletop (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Spindletop stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Special Meeting.

Q: Why am I receiving this proxy statement?

A: Spindletop is a blank check company incorporated as a Delaware corporation on February 17, 2021. Spindletop was incorporated for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Following the closing of the IPO on November 8, 2021, the partial exercise of the underwriters’ over-allotment option and the concurrent sales of warrants to our Sponsor, an amount of approximately $234,600,000 from the net proceeds of the IPO and private placement was placed in the Trust Account.

Like most blank check companies, Spindletop’s Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying business combination(s) consummated within 15 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Spindletop to return the proceeds of its initial public offering, to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another two months to do so. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and amend the Trust Agreement substantially in the form of Annex B and will effect the Early Liquidation as soon as practicable after the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Spindletop of Public Shares in 2023, and the conclusion that it is unlikely that Spindletop would be able to complete an initial business combination before the Original Termination Date the Board has determined that it is in the best interests of Spindletop’s stockholders to effect the Early Liquidation and is therefore holding this Special Meeting.

Q: When and where will the Special Meeting be held?

A: The Special Meeting will be held on [●], 2022, at [TIME] a.m., Central Time, virtually over the internet via live audio webcast at https://www.cstproxy.com/spindletophealth/2022, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned.

The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/spindletophealth/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q: How do I vote?

A: If you were a holder of record of Class A Common Stock or Class B Common Stock on the close of business on [●], 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Common Stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I attend the Special Meeting via live audio webcast?

A: If you are a registered stockholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Special Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting [●], 2022 at [TIME], Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/spindletophealth/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting. Questions pertinent to meeting matters will be answered during the designated portion of the Special Meeting, subject to time limitations and in accordance with the meeting rules of conduct that will be available on the virtual meeting website.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number in order to attend the Special Meeting. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or, if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to internet, you can listen to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7541030#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

Q: What are the specific proposals on which I am being asked to vote at the Special Meeting?

A: Spindletop stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — Charter Amendment Proposal — To permit the Company to liquidate and wind up early by amending the Charter in the form set forth in Annex A hereto to (i) change the date by which the Company must consummate an initial business combination, from the Original Termination Date to the Amended Termination Date, (ii) change the date by which the Company must consummate an initial business combination or cease all operations except for the purpose of winding up from 24 months from the closing of the Company’s initial public offering to the Amended Termination Date, and (iii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001;

2.

Proposal No. 2 — The Trust Amendment Proposal — to amend the Trust Agreement, by and between the Company and Continental, pursuant to the Trust Amendment to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Company’s IPO to the Amended Termination Date in the form set forth in Annex B hereto; and

3.

Proposal No. 3 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from shares of the Company’s holders of the Common Stock to approve the Charter Amendment Proposal and Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

For more information, please see the sections of this proxy statement titled “Proposal No. 1 — The Charter Amendment Proposal,” “Proposal No. 2 — The Trust Amendment Proposal,” and “Proposal No. 3 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal are in the best interests of Spindletop and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q: Why is Spindletop proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A: The Charter currently provides that Spindletop has until the Original Termination Date to complete its initial business combination and, if Spindletop does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by Spindletop in connection with its initial public offering including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the date which is, the later of (i) 24 months after the closing of the IPO and (ii) such later date as may be approved by the Company’s stockholders. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Charter and the Trust Agreement described above were included to protect Spindletop’s stockholders from having to sustain their investment for an unreasonably long period if Spindletop were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. The Board has determined it is unlikely Spindletop can complete a business combination by the Original Termination Date due to existing market conditions. The Board further believes that if Spindletop liquidates in 2023, Spindletop’s stockholders’ investment is likely to be affected the IR Act as it believes there is a significant risk that redemptions by Public Shares by Spindletop in connection with such liquidation would be subject to the 1% Excise Tax. Liquidation in 2022 would therefore potentially return more funds to stockholders than a potential liquidation in 2023. Spindletop is not, however, permitted by the Charter to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original

Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Spindletop to return the proceeds of its initial public offering to its Public Stockholders earlier than currently contemplated under the Charter and the Trust Agreement and enable Public Stockholders to recover their investment without having to wait for approximately another [●] months to do so. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A and an amendment to the Trust Agreement substantially in the form of Annex B, and will effect the Early Liquidation as soon as practicable after the Special Meeting.

For further details about the reasons for the Charter Amendment Proposal, see the section titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” of this proxy statement. For further details about the reasons for the Trust Amendment Proposal, see the section titled “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal” of this proxy statement.

In the event the Charter Amendment Proposal is not approved or implemented and Spindletop is unable to complete a business combination on or before the Original Termination Date, Spindletop will dissolve and liquidate in accordance with the Charter.

Q: What constitutes a quorum?

A: A quorum of our stockholders is necessary to hold a valid meeting. A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. Abstentions will be considered present for the purposes of establishing a quorum. [The shares of the Initial Stockholders, which represent [●]% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional [●] shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. If a quorum is not present, a majority of the shares present may adjourn the meeting from time to time until a quorum shall be present.]

Q: What vote is required to approve the proposals presented at the Special Meeting?

A: The approval of the Charter Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the shares of the Initial Stockholders represent [●]% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of the Initial Stockholders, the Company will only need [●] Public Shares (or approximately [●]% of the outstanding Common Stock) to be voted in favor of the Charter Amendment Proposal and the Trust Amendment Proposal to approve such proposals. Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal. The Charter Amendment Proposal and the Trust Amendment Proposal are “non-routine” matters, which means that banks, brokers and other nominees will not have authority to vote on the Charter Amendment Proposal and Trust Amendment Proposal unless instructed by the beneficial owner. Broker non-votes will have the same effect as a vote “AGAINST” the proposals because approval requires an absolute percentage of affirmative votes. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Early Liquidation.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. The Adjournment proposal is a “routine” matter, and accordingly, brokers and other nominees will have authority to vote on the Adjournment Proposal in the absence of instruction. Therefore, we do not expect to receive any broker non-votes on this proposal. The Adjournment Proposal will only be put forth for a vote if based upon the tabulated vote at the time of the Special Meeting there are not sufficient votes to approve the Charter Amendment Proposal and Trust Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Q: How will the Initial Stockholders vote?

A: On the Record Date, the Initial Stockholders owned and were entitled to vote an aggregate of [●] shares of Common Stock, representing [●]% of Spindletop’s issued and outstanding Common Stock. The Initial Stockholders plan to vote in favor of each of the Charter Amendment Proposal and the Trust Amendment Proposal, and, if presented, the Adjournment Proposal.

Q: Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A: The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow Spindletop to return the proceeds of its IPO to its Public Stockholders earlier than currently contemplated under the Charter and enable Public Stockholders to recover their investment without having to wait for approximately another two months to do so. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to implementing the Early Liquidation. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the Charter substantially in the form of Annex A, amend the Trust Agreement substantially in the form of Annex B and will effect the Early Liquidation as soon as practicable after the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Spindletop of Public Shares in 2023, and the conclusion that it is unlikely that Spindletop would be able to complete an initial business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

For further details about the reasons for the Charter Amendment Proposal, see the sections titled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal” of this proxy statement.

Q: Why should I vote “FOR” the Adjournment Proposal?

A: If the Adjournment Proposal is not approved by Spindletop’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal and Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q: What if I do not want to vote “FOR” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A: If you do not want the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

Q: What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A: If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal and the Trust Amendment Proposal, Spindletop may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal and the Trust Amendment Proposal. If the Adjournment Proposal is not approved by Spindletop’s stockholders, the Board may not be able to adjourn the

Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before 24 months from the closing of the Company’s initial public offering, then as contemplated by and in accordance with the Charter, Spindletop will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Amended Termination Date.

Q: If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A: If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and implemented, the Company will file an amendment to the Charter substantially in the form of Annex A, will amend the Trust Agreement substantially in the form of Annex B and will effect the Early Liquidation as soon as practicable after the Special Meeting. Public Shares which were validly tendered for redemption in connection with the Special Meeting will be redeemed for a per share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, divided by the total number of then outstanding Public Shares.

Thereafter, because Spindletop will not be able to complete an initial business combination by the Amended Termination Date, Spindletop will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law, and (iv) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. Spindletop also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the Early Liquidation, subject to the rules of Nasdaq and the Charter.

Q: If I vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, can I request that my shares be redeemed?

A: Yes. Whether you vote “FOR” or “AGAINST” the Charter Amendment Proposal and /or the Trust Amendment Proposal, or do not vote at all, you may elect to redeem your Public Shares, provided that the Charter

Amendment Proposal and Trust Amendment Proposal is approved and implemented. You will need to submit a redemption request for your Public Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q: Will how I vote affect my ability to exercise redemption rights?

A: No. You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under the Charter, Spindletop is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Charter Amendment Proposal upon the approval of such proposal.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. Stockholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Special Meeting in person (which would include presence at the virtual Special Meeting), revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at Spindletop’s address at 3571 Far West Blvd., Suite 108, Austin, Texas 78731, which must be received by the Board prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q: How are votes counted?

A: Each stockholder shall be entitled to one vote virtually or by proxy for each share of Common Stock entitled to vote held by such stockholder.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Stockholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.

At the Special Meeting, abstentions will be considered present for the purposes of establishing a quorum and as votes “AGAINST” the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Broker non-votes will be counted as “AGAINST” the Charter Amendment Proposal and Trust Amendment Proposal but will have no effect on the outcome of the Adjournment Proposal.

Q: If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A: If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares with respect to the Charter Amendment Proposal and Trust Amendment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Charter Amendment Proposal and Trust Amendment Proposal only if you provide instructions on how to vote. The Adjournment Proposal is considered “routine” and your bank, broker, or other nominee can vote your shares for the Adjournment Proposal without your instruction.

Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Spindletop or by voting online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Special Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the Transfer Agent, at proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting virtually. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q: Does the Board recommend voting “FOR” the approval of the Charter Amendment Proposal and Trust Amendment Proposal?

A: Yes. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and Trust Amendment Proposal are in the best interest of Spindletop and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

Q: Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposal and Trust Amendment Proposal?

A: No. There are no appraisal rights available to Spindletop’s stockholders in connection with the Charter Amendment Proposal and Trust Amendment Proposal.

Q: What do I need to do now?

A: You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Charter Amendment Proposal and Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q: How do I exercise my redemption rights?

A: If you are a Public Stockholder and wish to exercise your right to redeem your Class A Common Stock, you must:

(i)

(a) hold Public Shares or (b) hold Public Shares through units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on [●], 2022 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s Transfer Agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: @MZimkind continentalstock.com), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the Transfer Agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal and regardless of whether they hold public shares on the record date.

Holders who intend to exercise their redemption rights in connection with the Charter Amendment Proposal and Trust Amendment Proposal must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the scheduled vote at the Special Meeting) in order for their shares to be redeemed.

If you hold your Public Shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the Charter Amendment Proposal and Trust Amendment Proposal, any Public Stockholder will be entitled to request that their Public Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, if any, divided by the number of then-outstanding Public Shares. As of the Record Date, this would have amounted to approximately $[●] per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Stockholders electing to redeem their Class A Common Stock in connection with the Charter Amendment will be distributed promptly after the Special Meeting.

Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with our consent. If you deliver your shares for redemption to the Transfer Agent and later decide not to elect redemption, you may request that Spindletop instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.

If a Public Stockholder properly makes a request for redemption and the Public Shares are delivered as described above and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, then, Spindletop will redeem such shares of Class A Common Stock for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, if any, calculated as of two business days prior to the Special Meeting.

If a Public Stockholder exercises his, her or its redemption rights in connection with the Charter Amendment Proposal and Trust Amendment Proposal, then he, she or it will be exchanging his, her or its Class A Common Stock for cash and will no longer own those shares.

Q: What will happen to my Public Shares if I do not elect redemption in connection with the Charter Amendment Proposal and Trust Amendment Proposal?

A: If the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, because Spindletop will not be able to complete an initial business combination by the Amended Termination Date, Spindletop will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved, the Amended Termination Date.

Q: What should I do if I receive more than one set of voting materials for the Special Meeting?

A: You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q: Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A: Spindletop will pay the cost of soliciting proxies for the Special Meeting. Spindletop has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. Spindletop will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officer and employees of Spindletop may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower Stamford, CT 06902

Stockholders may call toll free: (800) 662-5200

Banks and Brokers may call collect: (203) 658-9400

Email: SCHA.info@morrowsodali.com

You also may obtain additional information about Spindletop from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to deliver your shares of Class A Common Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days prior to the date of the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: proxy@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in Spindletop’s Annual Report on Form 10-K filed with the SEC on April 14, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports Spindletop files with the SEC. Furthermore, if any of the following events occur, Spindletop’s business, financial condition and operating results may be materially adversely affected or Spindletop could face liquidation. In that event, the trading price of Spindletop securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones Spindletop face. Additional risks and uncertainties that Spindletop is unaware of, or that Spindletop currently believe are not material, may also become important factors that adversely affect Spindletop’s business, financial condition and operating results or result in Spindletop’s liquidation.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that Spindletop, a potential business combination target, or others may determine to undertake in connection with such proposals may increase Spindletop’s costs.

On March 30, 2022, the SEC proposed new rules regarding SPACs (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between SPACs such as Spindletop and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. If Spindletop decides to pursue a business combination, certain of the procedures that Spindletop, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing the business combination and the time required to consummate a transaction, and may constrain the circumstances under which Spindletop could complete the business combination.

Stockholders who do not elect to redeem their Public Shares in connection with the Charter Amendment Proposal may receive a lower per-share redemption price in connection with the Early Liquidation than the per-share redemption price paid to stockholders who elect to redeem their Public Shares in connection with the Charter Amendment Proposal.

If the Charter Amendment Proposal is approved, stockholders who elect to redeem their Public Shares in connection with the Charter Amendment Proposal will receive, subject to the redemption limitation, a per-share redemption price that does not take into account up to $100,000 of net interest removed from the Trust Account to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining stockholders receive in connection with the Early Liquidation, which may result in a per-share redemption price paid to the remaining stockholders in connection with the Early Liquidation that is lower than the per-share redemption price paid to stockholders who elect to redeem their Public Shares in connection with the Charter Amendment Proposal.

SPECIAL MEETING OF SPINDLETOP STOCKHOLDERS

This proxy statement is being provided to Spindletop stockholders as part of a solicitation of proxies by the Board for use at the special meeting of Spindletop stockholders to be held on [●], 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2022 to all stockholders of record of Spindletop as of the close of business on [●], 2022, the Record Date for the Special Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on [●], 2022 at [TIME] a.m., Central Time virtually over the internet via live audio webcast at https://www.cstproxy.com/spindletophealth/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The virtual meeting format allows attendance from any location in the world.

You can pre-register to attend the virtual Special Meeting starting [●], 2022 at [●] a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting. Questions pertinent to meeting matters will be answered during the designated portion of the Special Meeting, subject to time limitations and in accordance with the meeting rules of conduct that will be available on the virtual meeting website.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at [●], or via email at [proxy@continentalstock.com]. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to internet, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 7541030#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

The Proposals at the Special Meeting

At the Special Meeting, Spindletop stockholders will consider and vote on the following proposals:

1.

Proposal No. 1 — Charter Amendment Proposal — To permit the Company to liquidate and wind up early by amending the Charter to (i) change the date by which the Company must consummate an initial business combination, from the Original Termination Date to the Amended Termination Date, (ii) change the date by which the Company must consummate an initial business combination or cease all operations except for the purpose of winding up from 24 months from the closing of the Company’s initial public offering to the Amended Termination Date, and (iii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001; and

2.

Proposal No. 2 — The Trust Amendment Proposal — to amend the Trust Agreement, by and between the Company and Continental, pursuant to the Trust Amendment to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Company’s IPO to the Amended Termination Date; and

3.

Proposal No. 3 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal and Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

Voting Power; Record Date

As a stockholder of Spindletop, you have a right to vote on certain matters affecting Spindletop. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Common Stock at the close of business on [●], 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [●] issued and outstanding shares of Common Stock, of which [●] Class A Common Stock are held by the Public Stockholders and [●] Class B Common Stock are held by the Initial Stockholders.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Special Meeting) of a majority of the outstanding shares of Common Stock of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. Abstentions will be considered present for the purposes of establishing a quorum. The shares of Common Stock held by the Sponsor, which owns [●]% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of Common Stock held by the Sponsor, an additional [●] shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. If a quorum is not present, a majority of the shares present may adjourn the Special Meeting from time to time until a quorum shall be present.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will as votes cast “AGAINST” the Charter Amendment Proposal, Trust Amendment Proposal or the Adjournment Proposal.

If a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that the Charter Amendment Proposal and Trust Amendment Proposal to be voted on at the Special Meeting will be considered a non-routine matter. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on the Charter Amendment Proposal and Trust Amendment Proposal to be voted on at the Special Meeting without your instruction. We believe that the Adjournment Proposal is considered a routine matter and your bank, brokerage firm or other nominee cab vote the shares you beneficially own on the Charter Amendment and Trust Amendment Proposal to be voted on at the Special Meeting without your instruction.

Vote Required for Approval

The approval of the Charter Amendment Proposal and Trust Amendment Proposal requires the affirmative vote of 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on [●], 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revoking Your Proxy

If you are a stockholder of record and give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•

you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•	you may notify the Board in writing to Spindletop Health Acquisition Corp., 3571 Far West Blvd., Suite 108, Austin, TX, 78731, before the Special Meeting that you have revoked your proxy.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Charter Amendment Proposal and Trust Amendment Proposal, and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absence any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a Spindletop stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing SHCA.info@investor.morrowsodali.com.

Redemption Rights

In connection with the approval of the Charter Amendment Proposal and Trust Amendment Proposal, Spindletop’s Public Stockholders may demand that Spindletop redeem their Public Shares for a full pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, if any, calculated as of two business days prior to the Special Meeting, regardless of whether they vote for or against, or whether they abstain from voting on, the Charter Amendment Proposal and Trust Amendment Proposal. If a holder properly seeks redemption as described in this section and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, Spindletop will redeem these shares for cash, and the holder will no longer own these shares following the redemption.

As a Public Stockholder, you will be entitled to receive cash for any Class A Common Stock to be redeemed only if you:

(i)

(a) hold Public Shares or (b) hold public shares through units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the public shares; and;

(ii)

prior to 5:00 p.m. Eastern Time, on [●], 2022 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to [Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail: MZimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders who intend to exercise their redemption rights in connection with the Charter Amendment Proposal and Trust Amendment Proposal must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Special Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or delivered electronically. Public Shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. [The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder].

Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with our consent. If you deliver your shares for redemption to the Transfer

Agent and later decide not to elect redemption, you may request that Spindletop instruct the Transfer Agent to return the shares (physically or electronically). We will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” above.

Any corrected or changed written exercise of redemption rights in connection with the redemption must be received by the Transfer Agent prior to the deadline for exercising redemption requests in connection with the redemption and, thereafter, prior to the redemption withdrawal deadline. No request for such redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent, prior to 5:00 p.m., Eastern Time, on [●], 2022 (two business days before the Special Meeting).

If a Public Stockholder properly makes a request for redemption and the Class A Common Stock are delivered as described above and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, then, Spindletop will redeem such Class A Common Stock for a pro rata portion of funds deposited in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, if any, calculated as of two business days prior to the Special Meeting. Prior to exercising redemption rights, stockholders should verify the market price of Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Spindletop cannot assure its stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when its stockholders wish to sell their shares.

If a Public Stockholder exercises his, her or its redemption rights in connection with the Charter Amendment Proposal and Trust Amendment Proposal, then he, she or it will be exchanging his, her or its Class A Common Stock for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your stock certificate (either physically or electronically) to the Transfer Agent as described above and the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented.

In addition, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and implemented, because Spindletop will not be able to complete an initial business combination by the Amended Termination Date, Spindletop will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes (less up to $100,000 of interest for dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Amended Termination Date.

For a discussion of certain U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state and local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to Spindletop’s stockholders in connection with the Charter Amendment Proposal and Trust Amendment Proposal.

Proxy Solicitation Costs

Spindletop is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Spindletop has engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. Spindletop and its directors, officer and employees may also solicit proxies in person. Spindletop will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Spindletop will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Spindletop will pay Morrow Sodali a fee of $30,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Spindletop’s proxy solicitor. Spindletop will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Spindletop stockholders. Directors, officer and employees of Spindletop who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Overview

Spindletop is proposing to amend the Charter to change the date by which the Company must consummate an initial business combination, from February 8, 2023 to the later of (x) [●], 2022 and (y) the date of effectiveness of the Charter Amendment ("the Amended Terminatin Date") in order to permit the Company to liquidate and wind up early.

On the Record Date, the redemption price per share was approximately $[●] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[●] [more/less] per share than if the shares were sold in the open market. Spindletop cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Reasons for the Charter Amendment Proposal

Spindletop is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO in November 2021, and consistent with Spindletop’s business purpose, the Board and Spindletop’s management commenced an active search for potential business combination targets, leveraging Spindletop’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, Spindletop has not entered into an agreement to effectuate a business combination with any of the targets that it has reviewed due to a variety of reasons, including, among other things: (i) volatile market conditions; (ii) inability to reach an agreement on an appropriate valuation; (iii) a declining new issuance market in 2022; (iv) Spindletop’s assessments of the targets business model, customers, the competitive landscape in the relevant industry and risks to future financial performance; (v) Spindletop’s preliminary assessment of the relevant target company’s ability to scale its business; and (iv) alternative options available to potential targets, such as pursuing a traditional initial public offering or waiting for the capital markets to improve before pursuing a listing.

In particular, through its efforts to find a suitable target for a business combination over the past 12 months, Spindletop’s management has encountered material changes in the market valuations of public company transactions and SPAC valuations since their IPO. This has created divergent expectations of valuation between SPACs like Spindletop and stockholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near term such that Spindletop will not be able to identify, agree upon and consummate a business combination with a suitable target that meets Spindletop’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected Spindletop’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair Spindletop’s ability to complete an initial business combination in the [●] months remaining before the Original Termination Date.

Moreover, the IR Act, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase, with certain exceptions. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, no guidance has been issued to date. Absent such guidance, because Spindletop is a Delaware corporation and its securities are trading on Nasdaq, it is currently expect that Spindletop will be subject to the excise tax with respect to any redemptions of its Public Shares after 2022 that are treated as repurchases for this purpose. The Board believes that there is a significant risk that redemptions of Public Stock in connection with a liquidation of Spindletop would be subject to the excise tax if they were to occur in 2023. In addition, it is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of Spindletop’s Public Shares in connection with the consummation of an initial business combination in 2023 if Spindletop were able to consummate an initial business combination by the Original Termination Date. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. That said, the imposition of the excise tax could reduce the amount of cash available to Spindletop for effecting the redemptions of Public Shares in 2023 such that redeeming holders of Public Shares may receive a per-share redemption amount that is lower than what they would otherwise be entitled to receive.

The Charter currently provides that Spindletop has until the Original Termination Date to complete its initial business combination and, if Spindletop does not complete an initial business combination by 24 months from the closing of the Company’s initial public offering, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Board believes that the current provisions of the Charter above were included to protect Spindletop’s stockholders from having to sustain their investment for an unreasonably long period if Spindletop were unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is unlikely that Spindletop would be able to complete an initial business combination before the Original Termination Date, Spindletop is not permitted by the Charter to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to the rights of holders of Class A Common Stock.

The purpose of the Charter Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the Charter Amendment Proposal, without having to wait for approximately another [●] months to do so while continuing to earn minimal interest, if any, on the funds during such waiting period and (ii) Spindletop will be obligated to redeem all remaining issued and outstanding Public Shares not redeemed in connection with the Charter Amendment Proposal as promptly as reasonably possible but not more than ten business days after the Amended Termination Date and, subject to the approval of the Board and Spindletop’s remaining stockholders after completion of the Early Liquidation, liquidate and dissolve as promptly as reasonably possible after completion of the Early Liquidation, which will allow Spindletop to return the funds to its Public Stockholders earlier than currently contemplated under the Charter and enable these stockholders to recover their investment sooner. Spindletop also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the Early Liquidation, subject to the rules of Nasdaq and the Charter.

The Charter Amendment Proposal also removes the requirement that the Company have minimum net tangible assets of at least $5,000,001. This is a protective provision that is intended to ensure that the Company complies with Rule 419 under the U.S. Securities Act of 1933. A failure to comply could, among other things, result in the Company being unable to maintain the listing for its securities on any national securities exchange. The Board believes that a decision by stockholders to approve the Early Liquidation obviates the need for such compliance and, in fact, could have the unintended consequences of frustrating a liquidation and dissolution that was otherwise sought by stockholders.

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% Excise Tax under the IR Act on redemptions by Spindletop of Public Shares in 2023, and the conclusion that it is unlikely that Spindletop would be able to complete an initial business combination before the Original Termination Date, the Board has determined that the Charter Amendment Proposal is in the best interests of Spindletop and its stockholders and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal, Spindletop may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by Spindletop’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before 24 months from the closing of the Company’s initial public offering then as contemplated by and in accordance with the Charter, Spindletop (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, following redemption of the Public Shares by Public Stockholders who properly exercised their redemption rights in connection with the Charter Amendment Proposal, because Spindletop will not be able to complete an initial business combination by the Amended Termination Date, Spindletop will (i) after the Amended Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete the redemption of all the remaining issued and outstanding Public Shares that were not redeemed in connection with the Charter Amendment Proposal at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the redemption), including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay its franchise and income taxes, if any, divided by the number of the remaining issued and outstanding Public Shares. As of the close of business on the Amended Termination Date, all remaining issued and outstanding Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Spindletop also plans to voluntarily delist the Class A Common Stock from Nasdaq as soon as practicable after completion of the Early Liquidation, subject to the rules of Nasdaq and the Charter.

Redemption Rights

Please see “Redemptions Rights” in the “Special Meeting of Spindletop Stockholders” section.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote of at least 65% of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class. As of the date of this proxy statement, the shares of the Initial Stockholders represent [●]% of the Company’s outstanding Common Stock. Accordingly, in addition to the shares of the Initial Stockholders, the Company will need [●] Public Shares (or approximately [●]% of the outstanding Common Stock) to be voted in favor of the Charter Amendment Proposal to approve such proposal. Approval of the Charter Amendment Proposal is a condition to the implementation of the Early Liquidation.

Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes “AGAINST” the approval of the Charter Amendment Proposal at the Special Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On November 8, 2021, we consummated our IPO of 23,000,000 Units, including 3,000,000 additional Units to cover over-allotments at a purchase price of $10.00 per Unit. Simultaneously with the consummation of the initial public offering, we completed the private sale of an aggregate of 12,600,000 warrants (the “Private Placement Warrants”) As a result, an amount equal to $234,600,000 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of September 30, 2022 was $236,002,902.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the date which is, the later of (i) 24 months after the closing of the IPO and (ii) such later date as may be approved by the Company’s stockholders. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to the 1% Excise Tax, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the date which is, the later of (i) 24 months after the closing of the IPO and (ii) such later date as may be approved by the Company’s stockholders, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Trust Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Public Shares) held by them. [As of the date of the proxy statement, the Sponsor and the Company’s officers and directors hold [●] Public Shares, which were purchased as part of the Units sold in the IPO.] Therefore, the 12,600,000 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $12,600,000, and the 5,750,000 shares of Class B Common Stock held by the Sponsor and the initial stockholders including certain of our directors and officers (the “Initial Stockholders”), for which they paid $25,000 will become worthless if the Company is not able to consummate a Business Combination within the required time period; and

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Trust Amendment Proposal will require the affirmative vote of at least [●] shares of Common Stock held by the Public Stockholders (or approximately [●]% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal and/or Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by Spindletop’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve the Charter Amendment Proposal and/or Trust Amendment Proposal. In such event, the Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute shares present and entitled to vote at the Special Meeting and therefore will have the effect of a vote “AGAINST” the approval of the Adjournment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Adjournment Proposal will require the affirmative vote of at least [●] shares of Common Stock held by the Public Stockholders (or approximately [●]% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting, and the affirmative vote of at least [●] Public Shares (or approximately [●]% of the Class A Common Stock) if only such shares as are required to establish a minimum quorum are represented at the Special Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Certain U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that have their Public Shares redeemed for cash, either pursuant to an exercise of redemption rights in connection with the Charter Amendment Proposal and Trust Amendment Proposal or in connection with the Company’s liquidation in the event the Charter Amendment Proposal and Trust Amendment Proposal is approved, and the expiration of public warrants in such event. This section applies only to Holders that hold their Public Shares and public warrants as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and public warrant components of the unit, and the discussion below with respect to actual Holders of Public Shares and public warrants also should apply to holders of units (as the deemed owners of the underlying Public Shares and public warrants that constitute the units). Accordingly, the separation of units into the Public Shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state and local and non-U.S. tax consequences of the transactions contemplated by the Charter Amendment Proposal and Trust Amendment Proposal with respect to any Public Shares and public warrants held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Company’s founders, the Sponsor or its affiliates, or any other sponsors, officers or directors of the Company, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift or other U.S. non-income tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares or public warrants;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•

partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the Public Shares or public warrants through such partnerships or pass-through entities;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of Spindletop’s shares (except as specifically provided below);

•	persons that acquired their Public Shares or public warrants pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their Public Shares or public warrants as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares or public warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares or public warrants and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Charter Amendment Proposal and Trust Amendment Proposal.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL AND TRUST AMENDMENT PROPOSAL. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF PUBLIC WARRANTS AS A RESULT OF THE CHARTER AMENDMENT PROPOSAL AND TRUST AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation that is created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

The redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is likely to be treated as a distribution of cash to such U.S. Holder in connection with the complete liquidation of the Company for U.S. federal income tax purposes. However, it is possible that such redemption could be treated as a separate redemption transaction not in connection with the complete liquidation of the Company for U.S. federal income tax purposes.

If the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is treated as a distribution to such U.S. Holder in complete liquidation of the Company, such distribution will be treated as a payment received in exchange for such Public Shares under Section 331 of the Code and taxable to the U.S. Holder as described below under the section entitled “— Redemption of Public Shares in Connection with Our Liquidation” and “— Taxation of Redemption as a Sale of Public Shares.”

If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences to a U.S. Holder of Public Shares of such redemption will depend on whether the non-liquidating redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the non-liquidating redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the non-liquidating redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a non-liquidating redemption of Public Shares qualifies for sale treatment under Section 302 of the Code will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the non-liquidating redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the non-liquidating redemption. A non-liquidating redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the non-liquidating redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a non-liquidating redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the non-liquidating redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the non-liquidating redemption. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The non-liquidating redemption of Public Shares will not be essentially equivalent to a dividend if the non-liquidating redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the non-liquidating redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then a non-liquidating redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of the Company’s securities that occur as part of a plan that includes such redemption, including dispositions of the Company’s securities that occur in connection with its liquidation.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a non-liquidating redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Redemption of Public Shares in Connection with the Company’s Liquidation

A U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” U.S. Holders should consult with their tax advisors regarding any special reporting requirements that may be applicable.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “— Redemption of Public Shares,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “— Redemption of Public Shares,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS DESCRIBED IN THIS PROXY STATEMENT OR IN CONNECTION WITH OUR LIQUIDATION, INCLUDING ANY SPECIAL REPORTING REQUIREMENTS.

Expiration of a Public Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal is approved, the public warrants, which do not become exercisable unless the Company completes an initial business combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share or public warrant who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption is treated as a sale of the Public Shares redeemed or as a corporate distribution on the Public Shares, as described above under “U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights.” If such a redemption is treated as a sale of Public Shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption is not treated as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination may depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Public Shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “U.S. Holders — Redemption of Public Shares — Redemption of Public Shares Pursuant to An Exercise of Redemption Rights”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Redemption of Public Shares in Connection with the Company’s Liquidation

A Non-U.S. Holder’s receipt of cash for its Public Shares in connection with the Company’s liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company for U.S. federal income tax purposes, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution to a Non-U.S. Holder are generally as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described below under “— Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale as described above under “— Redemption of Public Shares,” unless:

(i)

the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)

such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)

the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where Public Shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of Public Shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of Public Shares at all times within the shorter of the five-year period preceding such disposition of Public Shares or such Non-U.S. Holder’s holding period for such Public Shares. There can be no assurance that Public Shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to Public Shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to Public Shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of Public Shares that is treated as a sale for U.S. federal income tax purposes.

Expiration of a Public Warrant

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the public warrants, which do not become exercisable unless Spindletop completes an initial business combination, will expire worthless. In such case, a Non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on the expiration of their public warrants.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Charter Amendment Proposal and Trust Amendment Proposal.]

BUSINESS OF SPINDLETOP AND CERTAIN INFORMATION ABOUT SPINDLETOP

General

We are a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

IPO and Private Placement

On November 8, 2021, we consummated our IPO of 23,000,000 Units, including 3,000,000 additional units to cover over-allotments at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant of the Company, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The units were sold at a price of $10.00 per unit, generating gross proceeds of $230,000,000.

Simultaneously with the consummation of the initial public offering, we completed the private sale (the “private placement”) of an aggregate of 12,600,000 warrants (the “private placement warrants”) to the Sponsor at a purchase price of $1.00 per warrant, generating gross proceeds of $12,600,000.

A total of $234,600,000, comprised of the net proceeds from the initial public offering and the proceeds of the sale of the private placement warrants was placed in a trust account (“the Trust Account”).

The funds held in the Trust Account are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting the conditions of Rule 2a-7 of the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the consummation of an initial business combination or (ii) the distribution of the Trust Account, as described below.

The Charter currently provides that Spindletop has until the Original Termination Date to complete its initial business combination and, if Spindletop does not complete an initial business combination by 24 months from the closing of the Company’s initial public offering, it will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to Spindletop to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

This proxy statement is available without charge to stockholders of Spindletop upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact Spindletop in writing at Spindletop Health Acquisition Corp, 3571 Far West Blvd., Suite 108, Austin, TX, 78731, or by telephone at (512) 961-4633.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of [●], 2022 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our Common Stock is based on 28,750,000 shares of Common Stock issued and outstanding as of November 7, 2022, consisting of 22,425,651 shares of Class A Common Stock, 5,750,000 shares of Class B Common Stock and 574,349 Units.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Shares
Evan S. Melrose, M.D., MBA(3)	5,530,000	19.2%
James H. Henry	25,0000	*
Craig Cordola	15,000	*
Todd Fruchterman, M.D., PhD	15,000	*
David Nash, M.D., MBA	15,000	*
Steve Whitlock, MBA	50,000	*
JD Moore, MBA	50,000	*
Kelly Huang, PhD	50,000	*
All directors and executive officers as a group (seven individuals)	220,000	*
Five Percent Holders:
Spindletop Health Sponsor Group, LLC(3)	5,530,000	19.2%
Saba Capital Management, L.P.(4)	1,601,567	5.6%
Highbridge Capital Management, LLC(5)	1,669,877	5.8%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(6)	1,500,000	5.2%
Progeny 3, Inc.(7)	1,500,000	5.2%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Spindletop Health Acquisition Corp., 3571 Far West Blvd. Ste. 108, Austin, TX 78731.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

Our sponsor is the record holder of such shares. Dr. Melrose is the manager of our sponsor, and as such shares voting and investment discretion with respect to the common stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our sponsor. Dr. Melrose disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(4)	According to Schedule 13G/A filed on February 14, 2022. The business address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(5)	According to Schedule 13G/A filed on February 9, 2022. The business address of Highbridge Capital Management, LLC is 277 Park Avenue, 23rd Floor, New York, New York 10172.
(6)	According to Schedule 13G filed on February 3, 2022. The business address of Calamos Market Neutral Income Fund, a series of Calamos Investment Trust is 2020 Calamos Court, Naperville, IL 60563.
(7)	According to Schedule 13G filed on February 17, 2022. The business address of Progeny 3, Inc. is 601 Union Street, Suite 3920, Seattle, WA 98101.

HOUSEHOLDING INFORMATION

Unless Spindletop has received contrary instructions, Spindletop may send a single copy of this proxy statement to any household at which two or more stockholders reside if Spindletop believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Spindletop’s expenses. However, if stockholders prefer to receive multiple sets of Spindletop’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Spindletop’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Spindletop Health Acquisition Corp., 3571 Far West Blvd., Suite 108, Austin, TX, 78731, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Spindletop files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Spindletop at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of Spindletop upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact Spindletop in writing at Spindletop Health Acquisition Corp., 3571 Far West Blvd., Suite 108, Austin, TX, 78731 or by telephone at (512) 961-4633.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Spindletop, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing SCHA.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than [●], 2022.

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SPINDLETOP HEALTH ACQUISITION CORP.

Spindletop Health Acquisition Corp. (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Spindletop Health Acquisition Corp.

2. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 17, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 4, 2021 (as amended, the “Amended and Restated Certificate of Incorporation”).

3. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL. The approval of this Amendment to the Amended and Restated Certificate of Incorporation is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes unless otherwise required by applicable law.

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on March 19, 2021 (as amended, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by December [●], 2022, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

6. The text of Section 9.2(d) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by December [●], 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the

A-1

Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

7. The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Corporation’s obligation to provide Public Stockholders the right to have their shares of Class A Common Stock redeemed in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by December [●], 2022 or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is not subject to the Redemption Limitation.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [    ] day of [                    ], 2022.

Evan S. Melrose, M.D., MBA Chief Executive Officer

A-2

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of                     , 2022, is made by and between Spindletop Health Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of November 3, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 23,000,000 units (the “Offering”) and as of November 8, 2021, a total of $234,600,000.00 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is, the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Special Meeting”), at least sixty five percent (65%) of the voting power of all then outstanding shares of the Common Stock and the Company’s Class B Common Stock have voted to approve this Amendment Agreement;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve the amendment to the Company’s amended and restated certificate of incorporation (the certificate of incorporation, as so amended, the “Amended Certificate”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

‘(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Secretary or Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) the Amended Termination Date (as such term is defined in the Company’s Amended Certificate), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;’

2. Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to November 3, 2021.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Amended Certificate.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument

7. Other Miscellaneous Terms. The provisions of Sections 6(g), 6(i) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name: Francis Wolf
Title: Vice President

SPINDLETOP HEALTH ACQUISITION CORP.

By:
Name: Evan S. Melrose
Title: Chief Executive Officer

EXHIBIT B

SPINDLETOP HEALTH ACQUISITION CORP

3571 Far West Blvd., Suite 108

Austin, TX 78731

December [●], 2022

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:     Trust Account Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Spindletop Health Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of November 3, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. Subject to the effectiveness of the Amended Certificate, the Company has selected December [●], 2022 as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,
Spindletop Health Acquisition Corp.

By:
Name: Evan S. Melrose
Title: Chief Executive Officer

cc:	Barclays Capital Inc.
Stifel, Nicolaus & Company, Incorporated

Preliminary Proxy Card — Subject to Completion YOUR VOTE IS IMPORTANT. PLEASE VOTE

☒	Vote by Internet — QUICK ☐ ☐ ☐ EASY
IMMEDIATE — 24 Hours a Day, 7 Days a Week or by Mail

SPINDLETOP HEALTH ACQUISITION CORP.	Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the internet must be received by [●], Eastern Time, on [●].

Vote at the Meeting —

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend, visit:

www.cstproxyvote.com/spindletophealth/2022

INTERNET —

www.cstproxyvote.com/spindletophealth/2022

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Telephone Access:

US & Canada: 1 800-450-7155 (toll-free)

Outside US & Canada: +1 857-999-9155 (standard rates apply)

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	Conference ID: 7541030# MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐

PROXY	Please mark your votes like this	X
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. Proposal No. 1 — Charter Amendment	FOR	AGAINST	ABSTAIN
To permit the Company to liquidate and wind up early by amending the Company’s Amended and Restated Certificate of Incorporation in the form set forth in Annex A of the accompanying proxy statement to (i) change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, which we refer to as our initial business combination, from February 8, 2023 (the “Original Termination Date”) to the later of (x) [●], 2022 and (y) the date of effectiveness of the Charter Amendment (the “Amended Termination Date”), (ii) change the date by which the Company must consummate an initial business combination or cease all operations except for the purpose of winding up from 24 months from the closing of the Company’s initial public offering to the Amended Termination Date, and (iii) remove the Redemption Limitation (as defined in the Charter) to allow the Company to redeem Public Shares (as defined below) notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001.	☐	☐	☐

2. Proposal No. 2 — The Trust Amendment Proposal

To amend the Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement to change the date on which Continental must commence liquidation of the Trust Account established in connection with the Company’s initial public offering to the Amended Termination Date.	☐	☐	☐

3. Proposal No. 3 — Adjournment
To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from shares of the Company’s holders of the Common Stock to approve the Charter Amendment Proposal and Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.	☐	☐	☐

CONTROL

                    , 2022

Signature

Signature, if held jointly                                                       Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Special Meeting of Stockholders

To view the Proxy Statement and to Attend the Special Meeting,

please go to:

[https://cstproxy.com/spindletophealth/2022]

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Spindletop Health Acquisition Corp.

The undersigned appoints Evan S. Melrose as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Spindletop Health Acquisition Corp. held of record by the undersigned at the close of business on [●] at the Special Meeting of Stockholders of Spindletop Health Acquisition Corp. to be held on [●], or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)